EXHIBIT 24
POWER OF ATTORNEY

(Annual Report on Form 10-K for the year ended December 31, 2023)

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Laura M. Turnquest, Executive Vice President, and Virxhini Gjonzeneli, Executive Vice President and Chief Financial Officer, or either of them, his or her attorneys-in-fact, for such person in any and all capacities, to execute, deliver and file with the Securities and Exchange Commission in his and her name and on his and her behalf, and in each of the undersigned director’s capacity as shown below, an Annual Report on Form 10-K for the year ended December 31, 2023, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all that either of said attorneys-in-fact, or substitute or substitutes, may do or cause to be done by virtue hereof. This Power of Attorney may be executed in one or more counterparts, each of which is an original, and all of which together constitute only one document.

IN WITNESS WHEREOF, the undersigned directors, in the capacity or capacities noted, has hereunto set his or her hand as of the dates indicated below.

By:

/s/ Joseph Fazio III	/s/ Michelle L. Gross
Joseph Fazio III, Chairperson	Michelle L. Gross, Vice Chairperson
Dated: January 26, 2024	Dated: January 26, 2024

/s/ James T. Ashworth	/s/ Kathleen Burns
James T. Ashworth, Director	Kathleen Burns, Director
Dated: January 26, 2024	Dated: January 26, 2024

/s/ Mary J. Cahillane	/s/ Mark J. Eppli
Mary J. Cahillane, Director	Mark J. Eppli, Director
Dated: January 26, 2024	Dated: January 26, 2024

/s/ James H. Hegenbarth	/s/ Betsy A. Johnson
James H. Hegenbarth, Director	Betsy A. Johnson, Director
Dated: January 26, 2024	Dated: January 26, 2024

/s/ Phyllis Lockett	/s/ David J. Loundy
Phyllis Lockett, Director	David J. Loundy, Director
Dated: January 26, 2024	Dated: January 26, 2024

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POWER OF ATTORNEY

(Annual Report on Form 10-K for the year ended December 31, 2023)

/s/ Kevin L. Newell	/s/ Michael G. O'Rourke
Kevin L. Newell, Director	Michael G. O’Rourke, Director
Dated: January 26, 2024	Dated: January 26, 2024

/s/ Lois A. Scott	/s/ Ty R. Taylor
Lois A. Scott, Director	Ty R. Taylor, Director
Dated: January 26, 2024	Dated: January 26, 2024

/s/ Kenneth D. Thompson	/s/ Daniel G. Watts
Kenneth D. Thompson, Director	Daniel G. Watts, Director
Dated: January 26, 2024	Dated: January 26, 2024

/s/ Maria E. Wynne	/s/ Andrea L. Zopp
Maria E. Wynne, Director	Andrea L. Zopp, Director
Dated: January 26, 2024	Dated: January 31, 2024

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